================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): January 20, 2004

                          FIRST SENTINEL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       000-23809                22-3566151
         --------                       ---------                ----------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                          1000 Woodbridge Center Drive
                             Woodbridge, New Jersey
                    ----------------------------------------
                    (Address of principal executive offices)

                                      07095
                                   ----------
                                   (Zip Code)

                                 (732) 726-9700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Items 1 through 6, and 8 through 11. Not Applicable.

Item 7. Financial Statements and Exhibits.
      (a)   Not Applicable
      (b)   Not Applicable
      (c)   Exhibits.

            The following exhibits are furnished as part of this Report:

                  Exhibit No.      Description
                  -----------      -----------
                  99.1             Press Release, dated January 20, 2004,
                                   announcing rescheduled earnings release
                                   date to January 29, 2004.

Item 12. Results of Operations and Financial Condition.

      On January 20, 2004, First Sentinel Bancorp, Inc. (the "Company") issued a press release announcing that it had rescheduled its fourth quarter and year-ended December 31, 2003 earnings release date from January 23, 2004 to January 29, 2004. The postponement is due to the previously announced restatement of financial results to conform the Company's accounting for its Directors' Deferred Fee Plan in accordance with Emerging Issues Task Force
(EITF) Issue No. 97-14, Accounting for Deferred Compensation Arrangements Where Amounts Earned Are Held in Rabbi Trust and Invested. A copy of the Company's press release is included herein as Exhibit 99.1 to this Report.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTINEL BANCORP, INC.

                                       By: /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer
DATE: January 20, 2004

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1 Press release, dated January 20, 2004, announcing rescheduled earnings release date to January 29, 2004.